Exhibit 10.9

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 25, 2015, is by and among ENOVA INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement), the Required Lenders (as defined in the Credit Agreement) and JEFFERIES FINANCE LLC, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 14, 2014 (the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein; and

WHEREAS, the Lenders party hereto constitute the Required Lenders and such Lenders hereby notify the other parties hereto of their consent to this Amendment;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Cover Page. The cover page is amended (a) by deleting the text “$75,000,000” and inserting in its place the text “$65,000,000”; and (b) by inserting after the words “DOMESTIC SUBSIDIARIES” the text “AND CERTAIN FOREIGN SUBSIDIARIES”.

1.2 Definitions.

(a) The definition of Foreign Acquisition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Foreign Acquisition” shall mean any Acquisition by any Credit Party or any Subsidiary of assets or entities which are located or organized outside the United States pursuant to Section 6.3(f); provided, that such Acquisition shall not be deemed a Foreign Acquisition if the entity so acquired promptly becomes a Guarantor.

(b) The definition of Foreign Intercompany Loans set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Foreign Intercompany Loans” shall mean intercompany loans and advances by the Borrower, any Guarantor or any Domestic Subsidiary to a Foreign Subsidiary which is not a Guarantor.

(c) The definition of Foreign Third-Party Loans set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Foreign Third-Party Loans” shall mean loans and advances to a Foreign Subsidiary other than a Guarantor by any party other than the Borrower, a Domestic Subsidiary or a Guarantor, which loans and advances shall either be unsecured or secured only by assets of such Foreign Subsidiary.

(d) The definition of Guarantor set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantor” shall mean (i) any Domestic Subsidiary of the Borrower, whether existing or hereafter acquired, as is, or may from time to time become, party to this Agreement and (ii) any UK Guarantor.

(e) The definition of Joinder Agreement set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Joinder Agreement” shall mean a Joinder Agreement in substantially the form of Exhibit 1.1(c), executed and delivered by (i) an Additional Credit Party in accordance with the provisions of Section 5.15 or (ii) a UK Guarantor.

(f) The definition of Non-Material Foreign Subsidiary set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Non-Material Foreign Subsidiary” shall mean any Foreign Subsidiary of any Credit Party (a) whose assets comprise less than 5% of Consolidated Total Assets, (b) whose revenues comprise less than 5% of total revenues of the Borrower and its Consolidated Subsidiaries during any fiscal quarter and (c) that is not a Guarantor.

(g) Clause (v) of the definition of Permitted Liens set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v) Liens affecting assets of Foreign Subsidiaries that are not Guarantors and securing Indebtedness pursuant to Section 6.2(o);

(h) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:

“UK Guarantor” shall mean any Subsidiary organized and existing under the laws of England and Wales, whether existing or hereafter acquired, as may from time to time become party to this agreement as a Guarantor by executing and delivering a Joinder Agreement, together with a certified copy of a resolution of the board of directors (or other authorizing document of the appropriate governing body or Person)

of such Subsidiary authorizing the execution and delivery of the Joinder Agreement and the performance of its terms, together with such other opinions, certificates, and documents as the Administrative Agent may reasonably request in connection therewith.

“UK Property” shall mean the accounts receivables, contractual obligations, customer information, bank accounts and any other property and assets of any Credit Party or any Subsidiary that relate to the operations of the Credit Parties and their Subsidiaries within the United Kingdom.

1.3 Size of Initial Revolving Committed Amount.

(a) Section 2.1(a)(i) is hereby amended by deleting the text “SEVENTY-FIVE MILLION DOLLARS ($75,000,000)” and inserting in its place the text “SIXTY-FIVE MILLION DOLLARS ($65,000,000)”.

(b) The first paragraph of the Recitals is hereby amended by deleting the text “$75,000,000” and inserting in its place the text “$65,000,000”.

1.4 Indebtedness.

(a) Section 6.2(e) is hereby amended by inserting, after the text “Foreign Subsidiaries”, the text “that are not Guarantors”.

(b) Section 6.2(l) is hereby amended by inserting, after the text “Foreign Subsidiaries”, the text “that are not Guarantors”.

(c) Section 6.2(q) is hereby amended by deleting the text “$15,000,000 or 2%” and inserting in its place the text “$20,000,000 or 2.75%”.

1.5 Investments.

(a) Section 6.3(b) is hereby amended and restated in its entirety to read as follows:

ownership of Capital Stock of (i) Subsidiaries which become Guarantors promptly after the formation or acquisition thereof or (ii) Domestic Subsidiaries which are Immaterial Subsidiaries;

(b) Section 6.3(c) is hereby amended by inserting after the text “Foreign Subsidiaries” the text “that are not Guarantors”.

(c) Section 6.3(f)(vi) is hereby amended and restated in its entirety to read as follows:

the aggregate amount of (A) Foreign Acquisitions made after the Effective Date, plus (B) the Investments in Capital Stock of Foreign Subsidiaries which are not Guarantors made after the Effective Date pursuant to Section 6.3(c) plus (C) the aggregate amount of outstanding Foreign Intercompany Loans pursuant to Section 6.2(e), shall not exceed the greater of $40,000,000 or 6% of Consolidated Total Assets at any time outstanding;

1.6 Fundamental Changes.

(a) Section 6.4(a) is hereby amended by deleting the text “that is a Foreign Subsidiary” and inserting in its place the text “that is (x) a Foreign Subsidiary and (y) not a Guarantor”.

(b) Section 6.4(b) is hereby amended and restated in its entirety to read as follows:

any Subsidiary may (i) sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or a Guarantor that is a Domestic Subsidiary and (ii) sell all or substantially all of its assets that are UK Property (upon voluntary liquidation or otherwise) to a UK Guarantor;

1.7 Dispositions. Section 6.5(c) is hereby amended and restated in its entirety to read as follows:

Dispositions permitted under Section 6.3, Dispositions to a wholly-owned Domestic Subsidiary which is a Guarantor, and Dispositions of UK property to a wholly-owned UK Guarantor.

1.8 Burdensome Agreements. Section 6.10 is hereby amended and restated in its entirety to read as follows:

The Credit Parties shall not, and shall not permit any Domestic Subsidiary or Guarantor to, enter into any Contractual Obligation that limits the ability of any Domestic Subsidiary or Guarantor to make Dividends or other Dispositions to the Borrower or otherwise transfer Property to the Borrower, other than customary restrictions pursuant to the terms of a Permitted Receivables Financing.

1.9 Guaranty Matters.

Section 8.10(a) is hereby amended by inserting, after the words “Domestic Subsidiary of the Borrower”, the text “or a UK Guarantor”.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions (the date upon which such conditions are satisfied, the “Amendment Effective Date”):

(a) Executed Amendments. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and Lenders constituting the Required Lenders.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Promptly upon satisfaction of the aforesaid closing conditions, the Administrative Agent shall notify the parties hereto that this Amendment has become effective as of the Amendment Effective Date.

ARTICLE III

MISCELLANEOUS

3.1 Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

3.2 Representations and Warranties. The Credit Parties hereby represent and warrant as follows:

(a) The execution, delivery and performance by each Credit Party of this Amendment to which such Person a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) materially conflict with or result in the breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (iii) violate any Law.

(b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Amendment.

(c) This Amendment has been duly executed and delivered by each Credit Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party thereto in accordance with its terms, subject as to enforcement of remedies to (i) any Debtor Relief Laws and (ii) general principles of equity, whether applied by a court of law or equity.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment.

3.3 Further Assurances. Each Credit Party agrees that at any time and from time to time, upon the reasonable request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in order to effect the purposes of this Amendment.

3.4 Entire Agreement. This Amendment and the other Credit Documents represent the final agreement among the parties pertaining to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

3.5 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement.

3.6 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

3.7 Governing Law. This Amendment, and any claim, controversy or dispute arising out of or relating to this Amendment, shall be governed by, and construed in accordance with, the laws of the State of New York.

3.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement and the other Credit Documents.

3.9 Consent to Jurisdiction; Service of Process; Venue; Waiver of Jury Trial. The provisions of Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.10 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:
ENOVA INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

GUARANTORS:
ENOVA ONLINE SERVICES, INC.
CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
MOBILE LEASING GROUP, INC.
ENOVA FINANCIAL HOLDINGS, LLC
CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
BILLERS ACCEPTANCE GROUP, LLC

	By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President of each of the foregoing

DP LABOR HOLDINGS, LLC

	By:	/s/ David A. Fisher
Name: David A. Fisher
Title: Manager

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE
CNU OF FLORIDA, LLC
CASHNETUSA OF FLORIDA, LLC
CNU OF HAWAII, LLC
CNU OF IDAHO, LLC
CNU OF ILLINOIS, LLC
CNU OF INDIANA, LLC
CNU OF KANSAS, LLC
CNU OF LOUISIANA, LLC
CNU OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CNU OF MICHIGAN, LLC
CNU OF MINNESOTA, LLC
CNU OF MISSISSIPPI, LLC
CNU OF MISSOURI, LLC
CNU OF MONTANA, LLC
CNU OF NEVADA, LLC
CNU OF NEW HAMPSHIRE, LLC

[Signature Pages to Amendment]

CNU OF NEW MEXICO, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

CNU OF NORTH DAKOTA, LLC
CNU OF OHIO, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
CNU OF OKLAHOMA, LLC
CNU OF OREGON, LLC
CNU OF RHODE ISLAND, LLC
CNU OF SOUTH CAROLINA, LLC
CNU OF SOUTH DAKOTA, LLC
CNU OF TENNESSEE, LLC
CNU OF TEXAS, LLC
CNU OF UTAH, LLC
CNU OF VIRGINIA, LLC
CNU OF WASHINGTON, LLC
CNU OF WISCONSIN, LLC
CNU OF WYOMING, LLC
DOLLARSDIRECT, LLC
CNU TECHNOLOGIES OF IOWA, LLC
HEADWAY CAPITAL, LLC
CASHEURONET UK, LLC
EURONETCASH, LLC
ENOVA BRAZIL, LLC
AEL NET MARKETING, LLC
ENOVA INTERNATIONAL GEC, LLC
AEL NET OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS, LLC
CNU NEWCO, LLC
TENNESSEE CNU, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Pages to Amendment]

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC
NC FINANCIAL SOLUTIONS OF ARIZONA, LLC
NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC
NC FINANCIAL SOLUTIONS OF DELAWARE, LLC
NC FINANCIAL SOLUTIONS OF FLORIDA, LLC
NC FINANCIAL SOLUTIONS OF GEORGIA, LLC
NC FINANCIAL SOLUTIONS OF IDAHO, LLC
NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC
NC FINANCIAL SOLUTIONS OF INDIANA, LLC
NC FINANCIAL SOLUTIONS OF KANSAS, LLC
NC FINANCIAL SOLUTIONS OF LOUISIANA, LLC
NC FINANCIAL SOLUTIONS OF MARYLAND, LLC
NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC
NC FINANCIAL SOLUTIONS OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS OF MONTANA, LLC
NC FINANCIAL SOLUTIONS OF NEVADA, LLC
NC FINANCIAL SOLUTIONS OF NEW HAMPSHIRE, LLC
NC FINANCIAL SOLUTIONS OF NEW JERSEY, LLC
NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC
NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF OHIO, LLC
NC FINANCIAL SOLUTIONS OF OREGON, LLC
NC FINANCIAL SOLUTIONS OF RHODE ISLAND, LLC
NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC
NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC
NC FINANCIAL SOLUTIONS OF TEXAS, LLC
NC FINANCIAL SOLUTIONS OF UTAH, LLC
NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC
NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC
CREDITME, LLC

By:	NC Financial Solutions, LLC
The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: Manager of Sole Member

DEBIT PLUS TECHNOLOGIES, LLC
DEBIT PLUS SERVICES, LLC
DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:	Debit Plus, LLC,
The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Pages to Amendment]

CASHNETUSA CO LLC
CASHNETUSA OR LLC
THE CHECK GIANT NM LLC

	By:	CNU of New Mexico, LLC,
Manager of each of the foregoing entities

	By:	/s/ David A. Fisher
Name: David A. Fisher
Title: Manager of Sole Member

ADMINISTRATIVE AGENT:
JEFFERIES FINANCE LLC, as Administrative Agent on behalf of the Lenders

	By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

LENDERS:
JEFFERIES GROUP LLC, as a Lender

	By:	/s/ Mark Sahler
Name: Mark Sahler
Title: Managing Director

[Signature Pages to Amendment]